Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

First Quarter 2015

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31,				%
	2015		2014		Change
Summary Income Statement
Interest income	$1,528		$1,582		(3.4)%
Interest expense	181		199		(9.0)
Net interest income - taxable equivalent	1,347		1,383		(2.6)
Less: Taxable-equivalent adjustment	35		36		(2.8)
Net interest income	1,312		1,347		(2.6)
Provision for credit losses	99		60		65.0
Net interest income after provision for credit losses	1,213		1,287		(5.7)
Noninterest income	997		927		7.6
Noninterest expense	1,422		1,385		2.7
Income before income taxes	788		829		(4.9)
Provision for income taxes	241		256		(5.9)
Net income	547		573		(4.5)
Noncontrolling interests	22		40		(45.0)
Preferred stock dividends	37		37		―
Net income available to common shareholders	488		496		(1.6)
Per Common Share Data
Earnings:
Basic	$0.68		$0.70		(2.9)%
Diluted	0.67		0.68		(1.5)
Cash dividends declared	0.24		0.23		4.3
Common equity	30.48		28.98		5.2
Tangible common equity (1)	20.13		18.73		7.5

End of period shares outstanding	723,159		718,497		0.6
Weighted average shares:
Basic	721,639		712,842		1.2
Diluted	731,511		724,283		1.0
Performance Ratios
Return on average assets	1.18%		1.27%
Return on average risk-weighted assets	1.48		1.69
Return on average common shareholders' equity	9.05		9.77
Return on average tangible common shareholders' equity (2)	14.00		15.68
Net interest margin - taxable equivalent	3.33		3.52
Fee income ratio (3)	45.8		43.6
Efficiency ratio (3)	58.5		58.2
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.40%		0.59%
Loans and leases plus foreclosed property	0.64		0.93
Net charge-offs as a percentage of average
loans and leases	0.34		0.56
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.22		1.41
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	2.45	X	1.82	X
Average Balances
Total assets	$187,297		$182,428		2.7%
Total securities (4)	41,133		40,117		2.5
Loans and leases	120,235		116,372		3.3
Deposits	129,531		125,718		3.0
Common shareholders' equity	21,883		20,579		6.3
Shareholders' equity	24,566		23,233		5.7
Period-End Balances
Total assets	$189,228		$184,680		2.5%
Total securities (4)	42,089		41,308		1.9
Loans and leases	122,027		117,632		3.7
Deposits	131,229		127,476		2.9
Common shareholders' equity	22,039		20,824		5.8
Shareholders' equity	24,738		23,521		5.2
Capital Ratios - Preliminary
Risk-based:	Basel III		Basel I
Common equity Tier 1	10.5%		N/A
Tier 1	12.2		12.1%
Total	14.5		14.6
Leverage	10.1		9.5
Tangible common equity to tangible assets (1)	8.0		7.6
Applicable ratios are annualized. Risk-based and leverage capital ratios for the first quarter of 2015 are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Prior period ratios were determined in accordance with Basel I.
(1)					Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)					Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)					Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2015		2014		2014		2014		2014
Summary Income Statement
Interest income	$1,528		$1,554		$1,578		$1,572		$1,582
Interest expense	181		183		193		194		199
Net interest income - taxable equivalent	1,347		1,371		1,385		1,378		1,383
Less: Taxable-equivalent adjustment	35		36		36		35		36
Net interest income	1,312		1,335		1,349		1,343		1,347
Provision for credit losses	99		83		34		74		60
Net interest income after provision for credit losses	1,213		1,252		1,315		1,269		1,287
Noninterest income	997		1,022		949		958		927
Noninterest expense	1,422		1,394		1,539		1,534		1,385
Income before income taxes	788		880		725		693		829
Provision for income taxes	241		277		172		216		256
Net income	547		603		553		477		573
Noncontrolling interests	22		15		4		16		40
Preferred stock dividends	37		37		37		37		37
Net income available to common shareholders	488		551		512		424		496
Per Common Share Data
Earnings:
Basic	$0.68		$0.77		$0.71		$0.59		$0.70
Diluted	0.67		0.75		0.70		0.58		0.68
Cash dividends declared	0.24		0.24		0.24		0.24		0.23
Common equity	30.48		30.09		29.98		29.52		28.98
Tangible common equity (1)	20.13		19.86		19.71		19.21		18.73

End of period shares outstanding (in thousands)	723,159		720,698		720,298		719,584		718,497
Weighted average shares (in thousands):
Basic	721,639		720,418		720,117		719,080		712,842
Diluted	731,511		730,652		729,989		728,452		724,283
Performance Ratios
Return on average assets	1.18%		1.28%		1.18%		1.04%		1.27%
Return on average risk-weighted assets	1.48		1.68		1.56		1.38		1.69
Return on average common shareholders' equity	9.05		9.99		9.45		8.04		9.77
Return on average tangible common shareholders' equity (2)	14.00		15.45		14.83		12.77		15.68
Net interest margin - taxable equivalent	3.33		3.36		3.38		3.43		3.52
Fee income ratio (3)	45.8		46.2		44.3		44.7		43.6
Efficiency ratio (3)	58.5		55.6		58.7		58.4		58.2
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.40%		0.42%		0.50%		0.52%		0.59%
Loans and leases plus foreclosed property	0.64		0.65		0.79		0.81		0.93
Net charge-offs as a percentage of average
loans and leases	0.34		0.39		0.48		0.41		0.56
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.22		1.23		1.27		1.33		1.41
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	2.45	X	2.39	X	1.92	X	1.89	X	1.82	X
Average Balances
Total assets	$187,297		$186,462		$186,339		$185,094		$182,428
Total securities (4)	41,133		40,817		40,566		40,656		40,117
Loans and leases	120,235		119,912		120,471		118,510		116,372
Deposits	129,531		130,315		130,608		129,599		125,718
Common shareholders' equity	21,883		21,895		21,471		21,159		20,579
Total shareholders' equity	24,566		24,574		24,151		23,841		23,233
Period-End Balances
Total assets	$189,228		$186,834		$187,045		$188,043		$184,680
Total securities (4)	42,089		41,147		41,891		41,368		41,308
Loans and leases	122,027		121,307		120,690		121,215		117,632
Deposits	131,229		129,040		130,895		131,586		127,476
Common shareholders' equity	22,039		21,686		21,592		21,243		20,824
Shareholders' equity	24,738		24,377		24,271		23,931		23,521
Capital Ratios - Preliminary
Risk-based:	Basel III		Basel I
Common equity Tier 1	10.5%		N/A		N/A		N/A		N/A
Tier 1	12.2		12.4%		12.4%		12.1%		12.1%
Total	14.5		14.9		15.1		14.4		14.6
Leverage	10.1		9.9		9.7		9.5		9.5
Tangible common equity to tangible assets (1)	8.0		8.0		7.9		7.7		7.6
Applicable ratios are annualized. Risk-based and leverage capital ratios for the first quarter of 2015 are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Prior period ratios were determined in accordance with Basel I.
(1)	Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)	Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31		Change
	2015	2014	$	%
Interest Income
Interest and fees on loans and leases	$1,237	$1,295	$(58)	(4.5)%
Interest and dividends on securities	240	236	4	1.7
Interest on other earning assets	16	15	1	6.7
Total interest income	1,493	1,546	(53)	(3.4)
Interest Expense
Interest on deposits	55	60	(5)	(8.3)
Interest on short-term borrowings	1	1	―	―
Interest on long-term debt	125	138	(13)	(9.4)
Total interest expense	181	199	(18)	(9.0)
Net interest income	1,312	1,347	(35)	(2.6)
Provision for credit losses	99	60	39	65.0
Net interest income after provision for credit losses	1,213	1,287	(74)	(5.7)
Noninterest income
Insurance income	440	427	13	3.0
Service charges on deposits	145	150	(5)	(3.3)
Mortgage banking income	110	74	36	48.6
Investment banking and brokerage fees and commissions	94	88	6	6.8
Bankcard fees and merchant discounts	50	46	4	8.7
Trust and investment advisory revenues	56	54	2	3.7
Checkcard fees	39	38	1	2.6
Income from bank-owned life insurance	30	27	3	11.1
FDIC loss share income, net	(79)	(84)	5	(6.0)
Securities gains (losses), net	―	2	(2)	(100.0)
Other income	112	105	7	6.7
Total noninterest income	997	927	70	7.6
Noninterest Expense
Personnel expense	830	782	48	6.1
Occupancy and equipment expense	167	176	(9)	(5.1)
Loan-related expense	38	51	(13)	(25.5)
Software expense	44	43	1	2.3
Professional services	24	33	(9)	(27.3)
Outside IT services	30	27	3	11.1
Regulatory charges	23	29	(6)	(20.7)
Amortization of intangibles	21	23	(2)	(8.7)
Foreclosed property expense	13	9	4	44.4
Merger-related and restructuring charges, net	13	8	5	62.5
Other expense	219	204	15	7.4
Total noninterest expense	1,422	1,385	37	2.7
Earnings
Income before income taxes	788	829	(41)	(4.9)
Provision for income taxes	241	256	(15)	(5.9)
Net Income	547	573	(26)	(4.5)
Noncontrolling interests	22	40	(18)	(45.0)
Preferred stock dividends	37	37	―	―
Net income available to common shareholders	$488	$496	$(8)	(1.6)%

Earnings Per Common Share
Basic	$0.68	$0.70	$(0.02)	(2.9)%
Diluted	0.67	0.68	(0.01)	(1.5)

Weighted Average Shares Outstanding
Basic	721,639	712,842	8,797	1.2
Diluted	731,511	724,283	7,228	1.0

3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Interest Income
Interest and fees on loans and leases	$1,237	$1,272	$1,301	$1,295	$1,295
Interest and dividends on securities	240	237	232	234	236
Interest on other earning assets	16	9	8	8	15
Total interest income	1,493	1,518	1,541	1,537	1,546
Interest Expense
Interest on deposits	55	58	61	60	60
Interest on short-term borrowings	1	1	1	1	1
Interest on long-term debt	125	124	130	133	138
Total interest expense	181	183	192	194	199
Net interest income	1,312	1,335	1,349	1,343	1,347
Provision for credit losses	99	83	34	74	60
Net interest income after provision for credit losses	1,213	1,252	1,315	1,269	1,287
Noninterest income
Insurance income	440	409	385	422	427
Service charges on deposits	145	160	164	158	150
Mortgage banking income	110	128	107	86	74
Investment banking and brokerage fees and commissions	94	112	95	92	88
Bankcard fees and merchant discounts	50	52	55	54	46
Trust and investment advisory revenues	56	56	56	55	54
Checkcard fees	39	42	42	42	38
Income from bank-owned life insurance	30	30	28	25	27
FDIC loss share income, net	(79)	(84)	(87)	(88)	(84)
Securities gains (losses), net	―	―	(5)	―	2
Other income	112	117	109	112	105
Total noninterest income	997	1,022	949	958	927
Noninterest Expense
Personnel expense	830	794	795	809	782
Occupancy and equipment expense	167	168	170	168	176
Loan-related expense	38	71	65	80	51
Software expense	44	45	44	42	43
Professional services	24	38	34	34	33
Outside IT services	30	27	30	31	27
Regulatory charges	23	24	23	30	29
Amortization of intangibles	21	22	23	23	23
Foreclosed property expense	13	10	11	10	9
Merger-related and restructuring charges, net	13	18	7	13	8
Loss on early extinguishment of debt	―	―	122	―	―
Other expense	219	177	215	294	204
Total noninterest expense	1,422	1,394	1,539	1,534	1,385
Earnings
Income before income taxes	788	880	725	693	829
Provision for income taxes	241	277	172	216	256
Net Income	547	603	553	477	573
Noncontrolling interests	22	15	4	16	40
Preferred stock dividends	37	37	37	37	37
Net income available to common shareholders	$488	$551	$512	$424	$496

Earnings Per Common Share
Basic	$0.68	$0.77	$0.71	$0.59	$0.70
Diluted	0.67	0.75	0.70	0.58	0.68

Weighted Average Shares Outstanding
Basic	721,639	720,418	720,117	719,080	712,842
Diluted	731,511	730,652	729,989	728,452	724,283
4

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)(2)
(Dollars in millions)
	Quarter Ended
Community Banking	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Net interest income (expense)	$426	$435	$437	$430	$424
Net intersegment interest income (expense)	283	295	296	298	299
Segment net interest income	709	730	733	728	723
Allocated provision (benefit) for credit losses	13	20	52	35	16
Noninterest income	270	295	307	300	278
Intersegment net referral fees (expense)	30	32	31	28	27
Noninterest expense	369	348	367	383	380
Amortization of intangibles	6	6	7	8	8
Allocated corporate expenses	291	287	286	285	285
Income (loss) before income taxes	330	396	359	345	339
Provision (benefit) for income taxes	120	145	131	126	124
Segment net income (loss)	$210	$251	$228	$219	$215

Identifiable assets (period end)	$55,277	$55,495	$55,115	$54,709	$55,290

	Quarter Ended
Residential Mortgage Banking	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Net interest income (expense)	$341	$357	$372	$375	$378
Net intersegment interest income (expense)	(232)	(237)	(246)	(250)	(251)
Segment net interest income	109	120	126	125	127
Allocated provision (benefit) for credit losses	(12)	(38)	(48)	(1)	(20)
Noninterest income	84	100	82	68	60
Intersegment net referral fees (expense)	―	1	―	―	1
Noninterest expense	80	105	107	206	86
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	22	22	21	21	21
Income (loss) before income taxes	103	132	128	(33)	101
Provision (benefit) for income taxes	39	50	48	(12)	38
Segment net income (loss)	$64	$82	$80	$(21)	$63

Identifiable assets (period end)	$34,323	$34,463	$35,778	$36,448	$36,050

	Quarter Ended
Dealer Financial Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Net interest income (expense)	$217	$214	$212	$207	$202
Net intersegment interest income (expense)	(42)	(42)	(41)	(39)	(38)
Segment net interest income	175	172	171	168	164
Allocated provision (benefit) for credit losses	64	80	53	31	73
Noninterest income	―	1	―	―	1
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	32	31	28	28	29
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	9	7	8	7	7
Income (loss) before income taxes	70	55	82	102	56
Provision (benefit) for income taxes	27	21	31	39	21
Segment net income (loss)	$43	$34	$51	$63	$35

Identifiable assets (period end)	$14,012	$12,821	$12,514	$12,513	$11,823

	Quarter Ended
Specialized Lending	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Net interest income (expense)	$147	$148	$149	$143	$138
Net intersegment interest income (expense)	(42)	(40)	(38)	(34)	(34)
Segment net interest income	105	108	111	109	104
Allocated provision (benefit) for credit losses	19	13	4	13	9
Noninterest income	64	69	63	51	49
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	59	60	56	52	51
Amortization of intangibles	1	2	1	1	1
Allocated corporate expenses	15	15	15	15	14
Income (loss) before income taxes	75	87	98	79	78
Provision (benefit) for income taxes	18	23	27	19	19
Segment net income (loss)	$57	$64	$71	$60	$59

Identifiable assets (period end)	$18,661	$18,218	$17,536	$17,666	$16,146
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.

5

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)(2)
(Dollars in millions)
	Quarter Ended
Insurance Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Net interest income (expense)	$1	$1	$ ―	$1	$ ―
Net intersegment interest income (expense)	2	2	1	2	1
Segment net interest income	3	3	1	3	1
Allocated provision (benefit) for credit losses	―	―	―	―	―
Noninterest income	442	421	387	424	431
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	302	281	297	308	303
Amortization of intangibles	12	13	13	14	13
Allocated corporate expenses	25	29	21	19	17
Income (loss) before income taxes	106	101	57	86	99
Provision (benefit) for income taxes	34	36	21	29	24
Segment net income (loss)	$72	$65	$36	$57	$75

Identifiable assets (period end)	$2,811	$2,965	$2,736	$3,015	$3,070

	Quarter Ended
Financial Services	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Net interest income (expense)	$49	$50	$46	$45	$42
Net intersegment interest income (expense)	72	69	66	64	63
Segment net interest income	121	119	112	109	105
Allocated provision (benefit) for credit losses	24	18	4	3	―
Noninterest income	199	218	186	189	178
Intersegment net referral fees (expense)	5	10	6	4	4
Noninterest expense	163	173	158	163	148
Amortization of intangibles	1	―	1	―	1
Allocated corporate expenses	31	29	30	30	30
Income (loss) before income taxes	106	127	111	106	108
Provision (benefit) for income taxes	40	48	42	39	41
Segment net income (loss)	$66	$79	$69	$67	$67

Identifiable assets (period end)	$14,012	$12,849	$12,033	$11,972	$10,883

	Quarter Ended
Other, Treasury & Corporate (3)	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Net interest income (expense)	$131	$130	$133	$142	$163
Net intersegment interest income (expense)	(41)	(47)	(38)	(41)	(40)
Segment net interest income	90	83	95	101	123
Allocated provision (benefit) for credit losses	(9)	(10)	(31)	(7)	(18)
Noninterest income	(62)	(82)	(76)	(74)	(70)
Intersegment net referral fees (expense)	(35)	(43)	(37)	(32)	(32)
Noninterest expense	396	374	503	371	365
Amortization of intangibles	1	1	1	―	―
Allocated corporate expenses	(393)	(389)	(381)	(377)	(374)
Income (loss) before income taxes	(2)	(18)	(110)	8	48
Provision (benefit) for income taxes	(37)	(46)	(128)	(24)	(11)
Segment net income (loss)	$35	$28	$18	$32	$59

Identifiable assets (period end)	$50,132	$50,023	$51,333	$51,720	$51,418

	Quarter Ended
Total BB&T Corporation	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Net interest income (expense)	$1,312	$1,335	$1,349	$1,343	$1,347
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,312	1,335	1,349	1,343	1,347
Allocated provision (benefit) for credit losses	99	83	34	74	60
Noninterest income	997	1,022	949	958	927
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,401	1,372	1,516	1,511	1,362
Amortization of intangibles	21	22	23	23	23
Allocated corporate expenses	―	―	―	―	―
Income (loss) before income taxes	788	880	725	693	829
Provision (benefit) for income taxes	241	277	172	216	256
Segment net income (loss)	$547	$603	$553	$477	$573

Identifiable assets (period end)	$189,228	$186,834	$187,045	$188,043	$184,680
(1)	Lines of business results are preliminary.
(2)	During the first quarter of 2014, approximately $8.3 billion of home equity loans were transferred from Community Banking to Residential Mortgage Banking based on a change in how these loans will be managed as a result of new qualified mortgage regulations. Prior period segment data has been reclassified to conform to the current presentation.
(3)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

6

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of March 31		Change
	2015	2014	$	%
Assets
Cash and due from banks	$1,452	$1,722	$(270)	(15.7)%
Interest-bearing deposits with banks	325	354	(29)	(8.2)
Federal funds sold and securities purchased under
resale agreements or similar arrangements	222	144	78	54.2
Restricted cash	513	363	150	41.3
Securities available for sale at fair value	21,674	20,496	1,178	5.7
Securities held to maturity	20,415	20,812	(397)	(1.9)
Loans and leases:
Commercial:
Commercial and industrial	42,294	39,119	3,175	8.1
Commercial real estate—income producing properties	10,719	10,411	308	3.0
Commercial real estate—construction and development	2,655	2,478	177	7.1
Direct retail lending	8,288	7,519	769	10.2
Sales finance	10,613	9,759	854	8.8
Revolving credit	2,390	2,340	50	2.1
Residential mortgage	30,533	32,897	(2,364)	(7.2)
Other lending subsidiaries	11,304	10,186	1,118	11.0
Total loans and leases held for investment (excluding acquired from FDIC)	118,796	114,709	4,087	3.6
Acquired from FDIC	1,110	1,819	(709)	(39.0)
Total loans and leases held for investment	119,906	116,528	3,378	2.9
Loans held for sale	2,121	1,104	1,017	92.1
Total loans and leases	122,027	117,632	4,395	3.7
Allowance for loan and lease losses	(1,464)	(1,642)	178	(10.8)
Premises and equipment	1,879	1,854	25	1.3
Goodwill	6,950	6,824	126	1.8
Core deposit and other intangible assets	530	546	(16)	(2.9)
Residential mortgage servicing rights at fair value	764	1,008	(244)	(24.2)
Other assets	13,941	14,567	(626)	(4.3)
Total assets	$189,228	$184,680	$4,548	2.5%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$41,414	$36,322	$5,092	14.0%
Interest checking	21,070	18,416	2,654	14.4
Money market and savings	53,198	49,072	4,126	8.4
Time deposits	15,547	23,666	(8,119)	(34.3)
Total deposits	131,229	127,476	3,753	2.9
Short-term borrowings	3,130	3,285	(155)	(4.7)
Long-term debt	23,437	23,384	53	0.2
Other liabilities	6,694	7,014	(320)	(4.6)
Total liabilities	164,490	161,159	3,331	2.1
Shareholders' equity:
Preferred stock	2,603	2,603	―	―
Common stock	3,616	3,592	24	0.7
Additional paid-in capital	6,524	6,385	139	2.2
Retained earnings	12,632	11,347	1,285	11.3
Accumulated other comprehensive loss	(733)	(500)	(233)	46.6
Noncontrolling interests	96	94	2	2.1
Total shareholders' equity	24,738	23,521	1,217	5.2
Total liabilities and shareholders' equity	$189,228	$184,680	$4,548	2.5%

7

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Assets
Cash and due from banks	$1,452	$1,639	$1,439	$1,718	$1,722
Interest-bearing deposits with banks	325	529	437	589	354
Federal funds sold and securities purchased under
resale agreements or similar arrangements	222	157	141	141	144
Restricted cash	513	374	292	292	363
Securities available for sale at fair value	21,674	20,907	21,174	20,936	20,496
Securities held to maturity	20,415	20,240	20,717	20,432	20,812
Loans and leases:
Commercial:
Commercial and industrial	42,294	41,454	40,048	40,318	39,119
Commercial real estate—income producing properties	10,719	10,722	10,662	10,438	10,411
Commercial real estate—construction and development	2,655	2,735	2,733	2,634	2,478
Direct retail lending	8,288	8,146	8,042	7,797	7,519
Sales finance	10,613	10,600	10,269	10,405	9,759
Revolving credit	2,390	2,460	2,414	2,391	2,340
Residential mortgage	30,533	31,090	31,813	32,800	32,897
Other lending subsidiaries	11,304	11,462	11,283	11,087	10,186
Total loans and leases held for investment (excluding acquired from FDIC)	118,796	118,669	117,264	117,870	114,709
Acquired from FDIC	1,110	1,215	1,425	1,653	1,819
Total loans and leases held for investment	119,906	119,884	118,689	119,523	116,528
Loans held for sale	2,121	1,423	2,001	1,692	1,104
Total loans and leases	122,027	121,307	120,690	121,215	117,632
Allowance for loan and lease losses	(1,464)	(1,474)	(1,504)	(1,590)	(1,642)
Premises and equipment	1,879	1,827	1,842	1,857	1,854
Goodwill	6,950	6,869	6,869	6,868	6,824
Core deposit and other intangible assets	530	505	527	552	546
Residential mortgage servicing rights at fair value	764	844	943	954	1,008
Other assets	13,941	13,110	13,478	14,079	14,567
Total assets	$189,228	$186,834	$187,045	$188,043	$184,680
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$41,414	$38,786	$38,576	$37,398	$36,322
Interest checking	21,070	20,262	18,640	18,557	18,416
Money market and savings	53,198	50,604	50,845	49,191	49,072
Time deposits	15,547	19,388	22,834	26,440	23,666
Total deposits	131,229	129,040	130,895	131,586	127,476
Short-term borrowings	3,130	3,717	3,385	3,979	3,285
Long-term debt	23,437	23,312	22,355	21,927	23,384
Other liabilities	6,694	6,388	6,139	6,620	7,014
Total liabilities	164,490	162,457	162,774	164,112	161,159
Shareholders' equity:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Common stock	3,616	3,603	3,601	3,598	3,592
Additional paid-in capital	6,524	6,517	6,494	6,451	6,385
Retained earnings	12,632	12,317	11,939	11,600	11,347
Accumulated other comprehensive loss	(733)	(751)	(442)	(406)	(500)
Noncontrolling interests	96	88	76	85	94
Total shareholders' equity	24,738	24,377	24,271	23,931	23,521
Total liabilities and shareholders' equity	$189,228	$186,834	$187,045	$188,043	$184,680
8

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Quarter Ended
	March 31		Change
	2015	2014	$	%
Assets
Securities, at amortized cost (1):
U.S. Treasury	$2,497	$1,634	$863	52.8%
U.S. government-sponsored entities (GSE)	5,394	5,603	(209)	(3.7)
Mortgage-backed securities issued by GSE	29,679	29,339	340	1.2
States and political subdivisions	1,823	1,833	(10)	(0.5)
Non-agency mortgage-backed	228	259	(31)	(12.0)
Other	643	477	166	34.8
Acquired from FDIC	869	972	(103)	(10.6)
Total securities	41,133	40,117	1,016	2.5
Other earning assets	1,999	1,875	124	6.6
Loans and leases:
Commercial:
Commercial and industrial	41,448	38,435	3,013	7.8
CRE—income producing properties	10,680	10,293	387	3.8
CRE—construction and development	2,734	2,454	280	11.4
Direct retail lending (2)	8,191	9,349	(1,158)	(12.4)
Sales finance	10,498	9,428	1,070	11.3
Revolving credit	2,385	2,357	28	1.2
Residential mortgage (2)	30,427	30,635	(208)	(0.7)
Other lending subsidiaries	11,318	10,236	1,082	10.6
Total loans and leases held for investment
(excluding acquired from FDIC)	117,681	113,187	4,494	4.0
Acquired from FDIC	1,156	1,874	(718)	(38.3)
Total loans and leases held for investment	118,837	115,061	3,776	3.3
Loans held for sale	1,398	1,311	87	6.6
Total loans and leases	120,235	116,372	3,863	3.3
Total earning assets	163,367	158,364	5,003	3.2
Nonearning assets	23,930	24,064	(134)	(0.6)
Total assets	$187,297	$182,428	$4,869	2.7%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$39,701	$35,392	$4,309	12.2%
Interest checking	20,623	18,615	2,008	10.8
Money market and savings	51,644	48,767	2,877	5.9
Time deposits	17,000	21,935	(4,935)	(22.5)
Foreign office deposits - interest-bearing	563	1,009	(446)	(44.2)
Total deposits	129,531	125,718	3,813	3.0
Short-term borrowings	3,539	4,321	(782)	(18.1)
Long-term debt	23,043	22,432	611	2.7
Other liabilities	6,618	6,724	(106)	(1.6)
Total liabilities	162,731	159,195	3,536	2.2
Shareholders' equity	24,566	23,233	1,333	5.7
Total liabilities and shareholders' equity	$187,297	$182,428	$4,869	2.7%
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.

9

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Assets
Securities, at amortized cost (1):
U.S. Treasury	$2,497	$2,118	$2,183	$1,932	$1,634
U.S. government-sponsored entities (GSE)	5,394	5,394	5,465	5,604	5,603
Mortgage-backed securities issued by GSE	29,679	29,706	29,340	29,627	29,339
States and political subdivisions	1,823	1,818	1,825	1,831	1,833
Non-agency mortgage-backed	228	235	242	250	259
Other	643	654	592	464	477
Acquired from FDIC	869	892	919	948	972
Total securities	41,133	40,817	40,566	40,656	40,117
Other earning assets	1,999	1,830	1,842	1,977	1,875
Loans and leases:
Commercial:
Commercial and industrial	41,448	40,383	39,906	39,397	38,435
Commercial real estate—income producing properties	10,680	10,681	10,596	10,382	10,293
Commercial real estate—construction and development	2,734	2,772	2,670	2,566	2,454
Direct retail lending (2)	8,191	8,085	7,912	7,666	9,349
Sales finance	10,498	10,247	10,313	10,028	9,428
Revolving credit	2,385	2,427	2,396	2,362	2,357
Residential mortgage (2)	30,427	31,046	32,000	32,421	30,635
Other lending subsidiaries	11,318	11,351	11,234	10,553	10,236
Total loans and leases held for investment (excluding acquired from FDIC)	117,681	116,992	117,027	115,375	113,187
Acquired from FDIC	1,156	1,309	1,537	1,739	1,874
Total loans and leases held for investment	118,837	118,301	118,564	117,114	115,061
Loans held for sale	1,398	1,611	1,907	1,396	1,311
Total loans and leases	120,235	119,912	120,471	118,510	116,372
Total earning assets	163,367	162,559	162,879	161,143	158,364
Nonearning assets	23,930	23,903	23,460	23,951	24,064
Total assets	$187,297	$186,462	$186,339	$185,094	$182,428
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$39,701	$39,130	$38,103	$36,634	$35,392
Interest checking	20,623	19,308	18,588	18,406	18,615
Money market and savings	51,644	51,176	49,974	48,965	48,767
Time deposits	17,000	20,041	23,304	25,010	21,935
Foreign office deposits - interest-bearing	563	660	639	584	1,009
Total deposits	129,531	130,315	130,608	129,599	125,718
Short-term borrowings	3,539	3,095	3,321	2,962	4,321
Long-term debt	23,043	22,139	22,069	22,206	22,432
Other liabilities	6,618	6,339	6,190	6,486	6,724
Total liabilities	162,731	161,888	162,188	161,253	159,195
Shareholders' equity	24,566	24,574	24,151	23,841	23,233
Total liabilities and shareholders' equity	$187,297	$186,462	$186,339	$185,094	$182,428
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
10

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	March 31, 2015			December 31, 2014
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$2,497	$9	1.49%	$2,118	$9	1.54%
U.S. government-sponsored entities (GSE)	5,394	29	2.13	5,394	29	2.13
Mortgage-backed securities issued by GSE	29,679	153	2.04	29,706	148	2.01
States and political subdivisions	1,823	26	5.80	1,818	27	5.81
Non-agency mortgage-backed	228	4	7.87	235	5	7.81
Other	643	2	1.39	654	2	1.42
Acquired from FDIC	869	31	14.46	892	31	13.77
Total securities	41,133	254	2.47	40,817	251	2.45
Other earning assets	1,999	16	3.13	1,830	9	1.92
Loans and leases:
Commercial:
Commercial and industrial	41,448	326	3.19	40,383	332	3.27
Commercial real estate—income producing properties	10,680	89	3.39	10,681	93	3.43
Commercial real estate—construction and development	2,734	22	3.32	2,772	24	3.38
Direct retail lending	8,191	82	4.08	8,085	78	3.89
Sales finance	10,498	68	2.63	10,247	69	2.67
Revolving credit	2,385	52	8.85	2,427	54	8.72
Residential mortgage	30,427	312	4.11	31,046	324	4.17
Other lending subsidiaries	11,318	249	8.92	11,351	252	8.81
Total loans and leases held for investment
(excluding acquired from FDIC)	117,681	1,200	4.13	116,992	1,226	4.17
Acquired from FDIC	1,156	45	15.85	1,309	52	15.93
Total loans and leases held for investment	118,837	1,245	4.24	118,301	1,278	4.30
Loans held for sale	1,398	13	3.61	1,611	16	3.91
Total loans and leases	120,235	1,258	4.23	119,912	1,294	4.29
Total earning assets	163,367	1,528	3.77	162,559	1,554	3.80
Nonearning assets	23,930			23,903
Total assets	$187,297			$186,462

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$20,623	4	0.07	$19,308	4	0.07
Money market and savings	51,644	22	0.17	51,176	21	0.17
Time deposits	17,000	29	0.71	20,041	32	0.66
Foreign office deposits - interest-bearing	563	―	0.08	660	1	0.08
Total interest-bearing deposits	89,830	55	0.25	91,185	58	0.25
Short-term borrowings	3,539	1	0.11	3,095	1	0.14
Long-term debt	23,043	125	2.18	22,139	124	2.22
Total interest-bearing liabilities	116,412	181	0.63	116,419	183	0.62
Noninterest-bearing deposits	39,701			39,130
Other liabilities	6,618			6,339
Shareholders' equity	24,566			24,574
Total liabilities and shareholders' equity	$187,297			$186,462

Average interest-rate spread			3.14			3.18

Net interest income/ net interest margin		$1,347	3.33%		$1,371	3.36%

Taxable-equivalent adjustment		$35			$36

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
11

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	September 30, 2014			June 30, 2014			March 31, 2014
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$2,183	$8	1.48%	$1,932	$7	1.50%	$1,634	$6	1.50%
U.S. government-sponsored entities (GSE)	5,465	29	2.12	5,604	29	2.08	5,603	29	2.09
Mortgage-backed securities issued by GSE	29,340	145	1.98	29,627	146	1.97	29,339	150	2.04
States and political subdivisions	1,825	26	5.78	1,831	27	5.78	1,833	26	5.77
Non-agency mortgage-backed	242	5	7.77	250	4	7.65	259	5	6.99
Other	592	2	1.33	464	2	1.46	477	2	1.57
Acquired from FDIC	919	31	13.24	948	32	13.56	972	31	12.86
Total securities	40,566	246	2.43	40,656	247	2.43	40,117	249	2.48
Other earning assets	1,842	8	1.71	1,977	8	1.60	1,875	15	3.30
Loans and leases:
Commercial:
Commercial and industrial	39,906	336	3.35	39,397	332	3.38	38,435	325	3.43
CRE—income producing properties	10,596	92	3.44	10,382	90	3.50	10,293	91	3.57
CRE—construction and development	2,670	23	3.46	2,566	23	3.57	2,454	22	3.64
Direct retail lending (4)	7,912	81	3.98	7,666	80	4.24	9,349	99	4.28
Sales finance	10,313	69	2.67	10,028	67	2.67	9,428	66	2.84
Revolving credit	2,396	52	8.67	2,362	51	8.64	2,357	51	8.78
Residential mortgage (4)	32,000	334	4.16	32,421	342	4.22	30,635	325	4.26
Other lending subsidiaries	11,234	251	8.88	10,553	244	9.26	10,236	238	9.42
Total loans and leases held for investment
(excluding acquired from FDIC)	117,027	1,238	4.20	115,375	1,229	4.27	113,187	1,217	4.34
Acquired from FDIC	1,537	67	17.12	1,739	73	16.77	1,874	86	18.65
Total loans and leases held for investment	118,564	1,305	4.37	117,114	1,302	4.46	115,061	1,303	4.58
Loans held for sale	1,907	19	4.23	1,396	15	4.21	1,311	15	4.46
Total loans and leases	120,471	1,324	4.37	118,510	1,317	4.45	116,372	1,318	4.58
Total earning assets	162,879	1,578	3.85	161,143	1,572	3.91	158,364	1,582	4.03
Nonearning assets	23,460			23,951			24,064
Total assets	$186,339			$185,094			$182,428

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$18,588	3	0.07	$18,406	3	0.06	$18,615	3	0.07
Money market and savings	49,974	20	0.16	48,965	18	0.14	48,767	15	0.13
Time deposits	23,304	38	0.64	25,010	39	0.64	21,935	42	0.75
Foreign office deposits - interest-bearing	639	―	0.07	584	―	0.08	1,009	―	0.06
Total interest-bearing deposits	92,505	61	0.26	92,965	60	0.26	90,326	60	0.27
Short-term borrowings	3,321	2	0.14	2,962	1	0.16	4,321	1	0.11
Long-term debt	22,069	130	2.36	22,206	133	2.38	22,432	138	2.49
Total interest-bearing liabilities	117,895	193	0.65	118,133	194	0.66	117,079	199	0.69
Noninterest-bearing deposits	38,103			36,634			35,392
Other liabilities	6,190			6,486			6,724
Shareholders' equity	24,151			23,841			23,233
Total liabilities and shareholders' equity	$186,339			$185,094			$182,428

Average interest-rate spread			3.20			3.25			3.34

Net interest income/ net interest margin		$1,385	3.38%		$1,378	3.43%		$1,383	3.52%

Taxable-equivalent adjustment		$36			$35			$36

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
(4)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
12

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Nonperforming assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$230	$239	$259	$298	$334
Commercial real estate—income producing properties	63	74	81	84	98
Commercial real estate—construction and development	18	26	37	38	49
Direct retail lending	47	48	50	49	52
Sales finance	7	5	5	5	4
Residential mortgage (2)	183	166	298	320	319
Other lending subsidiaries	51	58	54	47	47
Total nonaccrual loans and leases held for investment (2)	599	616	784	841	903
Foreclosed real estate	90	87	75	56	59
Foreclosed real estate-acquired from FDIC	53	56	56	56	98
Other foreclosed property	23	23	24	19	24
Total nonperforming assets (2)	$765	$782	$939	$972	$1,084
Performing troubled debt restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$54	$64	$90	$86	$76
Commercial real estate—income producing properties	15	27	25	27	42
Commercial real estate—construction and development	25	30	28	30	32
Direct retail lending	84	84	89	91	93
Sales finance	18	19	20	18	19
Revolving credit	38	41	44	46	47
Residential mortgage—nonguaranteed (4)	269	261	254	814	836
Residential mortgage—government guaranteed	325	360	437	433	387
Other lending subsidiaries	168	164	151	141	132
Total performing TDRs (4)	$996	$1,050	$1,138	$1,686	$1,664
Loans 90 days or more past due and still accruing
Direct retail lending	9	12	13	11	10
Sales finance	3	5	5	3	4
Revolving credit	10	9	10	8	9
Residential mortgage—nonguaranteed	59	83	79	80	76
Residential mortgage—government guaranteed (5)	157	238	232	254	305
Other lending subsidiaries	―	―	―	―	4
Acquired from FDIC	154	188	229	249	258
Total loans 90 days past due and still accruing (5)	$392	$535	$568	$605	$666
Loans 30-89 days past due
Commercial:
Commercial and industrial	$20	$23	$19	$21	$26
Commercial real estate—income producing properties	7	4	5	7	14
Commercial real estate—construction and development	2	1	1	2	3
Direct retail lending	40	41	40	41	50
Sales finance	49	62	55	49	45
Revolving credit	19	23	22	20	21
Residential mortgage—nonguaranteed	356	392	424	513	485
Residential mortgage—government guaranteed (6)	68	80	95	87	73
Other lending subsidiaries	151	237	217	197	133
Acquired from FDIC	47	33	41	84	85
Total loans 30-89 days past due (6)	$759	$896	$919	$1,021	$935
Excludes loans held for sale.
(1)	Loans acquired from the FDIC are considered to be performing due to the application of the accretion method.
(2)	During the fourth quarter of 2014, approximately $121 million of nonaccrual residential mortgage loans were sold.
(3)	Excludes TDRs that are nonperforming totaling $127 million, $126 million, $207 million, $192 million, and $213 million at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively. These amounts are included in total nonperforming assets.
(4)	During the third quarter of 2014, approximately $540 million of performing residential mortgage TDRs were sold.
(5)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $361 million, $410 million, $395 million, $423 million and $486 million at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
(6)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $2 million, $2 million, $4 million, $3 million and $2 million at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
13

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Allowance for credit losses
Beginning balance	$1,534	$1,567	$1,675	$1,722	$1,821
Provision for credit losses (excluding loans acquired from the FDIC)	105	84	46	83	67
Provision (benefit) for loans acquired from the FDIC	(6)	(1)	(12)	(9)	(7)
Charge-offs:
Commercial:
Commercial and industrial	(14)	(27)	(31)	(40)	(33)
Commercial real estate—income producing properties	(9)	(4)	(8)	(11)	(8)
Commercial real estate—construction and development	(2)	(2)	(2)	(3)	(4)
Direct retail lending (1)	(12)	(14)	(17)	(19)	(19)
Sales finance	(6)	(7)	(5)	(4)	(7)
Revolving credit	(18)	(18)	(17)	(18)	(18)
Residential mortgage-nonguaranteed (1)	(11)	(10)	(31)	(20)	(21)
Residential mortgage-government guaranteed	―	―	(1)	(1)	―
Other lending subsidiaries	(67)	(71)	(66)	(47)	(85)
Acquired from FDIC	(1)	(14)	―	(4)	(3)
Total charge-offs	(140)	(167)	(178)	(167)	(198)
Recoveries:
Commercial:
Commercial and industrial	8	13	10	10	9
Commercial real estate—income producing properties	2	7	2	3	2
Commercial real estate—construction and development	4	4	2	10	3
Direct retail lending (1)	8	7	7	7	8
Sales finance	3	2	2	2	3
Revolving credit	5	5	4	5	5
Residential mortgage-nonguaranteed (1)	―	5	1	―	1
Other lending subsidiaries	9	8	8	9	8
Total recoveries	39	51	36	46	39
Net charge-offs	(101)	(116)	(142)	(121)	(159)
Ending balance	$1,532	$1,534	$1,567	$1,675	$1,722
Allowance for credit losses
Allowance for loan and lease losses (excluding loans acquired from the FDIC)	$1,407	$1,410	$1,425	$1,499	$1,538
Allowance for loans acquired from the FDIC	57	64	79	91	104
Reserve for unfunded lending commitments	68	60	63	85	80
Total	$1,532	$1,534	$1,567	$1,675	$1,722
(1)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
14

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2015		2014		2014		2014		2014
Asset Quality Ratios (including acquired from FDIC)
Loans 30-89 days past due and still accruing as a
percentage of loans and leases (1)	0.63%		0.75%		0.77%		0.85%		0.80%
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)	0.33		0.45		0.48		0.51		0.57
Nonperforming loans and leases as a
percentage of loans and leases	0.50		0.51		0.66		0.70		0.78
Nonperforming assets as a percentage of:
Total assets	0.40		0.42		0.50		0.52		0.59
Loans and leases plus foreclosed property	0.64		0.65		0.79		0.81		0.93
Net charge-offs as a percentage of average loans and leases	0.34		0.39		0.48		0.41		0.56
Allowance for loan and lease losses as a percentage of
loans and leases	1.22		1.23		1.27		1.33		1.41
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.60	X	3.21	X	2.67	X	3.28	X	2.54	X
Nonperforming loans and leases	2.45		2.39		1.92		1.89		1.82
Asset Quality Ratios (excluding acquired from FDIC) (2)
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)	0.20%		0.29%		0.29%		0.30%		0.36%
Applicable ratios are annualized. Loans and leases exclude loans held for sale.
(1)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans. The prior quarters have been revised to include government guaranteed mortgage loans consistent with the current presentation.
(2)	These asset quality ratios have been adjusted to remove the impact of assets acquired from the FDIC. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of assets acquired from the FDIC in certain asset quality ratios results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by loss share accounting.
15

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

	As of March 31, 2015
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial:
Commercial and industrial	$54	100.0%	$ ―	― % $	―	―	% $54
Commercial real estate—income producing properties	15	100.0	―	―	―	―	15
Commercial real estate—construction and development	25	100.0	―	―	―	―	25
Direct retail lending	82	97.6	2	2.4	―	―	84
Sales finance	17	94.4	1	5.6	―	―	18
Revolving credit	34	89.5	3	7.9	1	2.6	38
Residential mortgage—nonguaranteed	215	79.9	45	16.7	9	3.4	269
Residential mortgage—government guaranteed	175	53.9	58	17.8	92	28.3	325
Other lending subsidiaries	151	89.9	17	10.1	―	―	168
Total performing TDRs	768	77.1	126	12.7	102	10.2	996
Nonperforming TDRs (2)	48	37.8	15	11.8	64	50.4	127
Total TDRs	$816	72.7	$141	12.5	$166	14.8	$1,123

	Quarter Ended
	March 31		Dec. 31	Sept. 30	June 30		March 31
	2015		2014	2014	2014		2014
Net charge-offs as a percentage of average loans and leases:
Commercial:
Commercial and industrial	0.06%		0.13%	0.20%	0.30%		0.26%
Commercial real estate—income producing properties	0.28		(0.13)	0.24	0.34		0.22
Commercial real estate—construction and development	(0.36)		(0.18)	(0.07)	(0.96)		0.09
Direct retail lending	0.18		0.36	0.49	0.61		0.49
Sales finance	0.12		0.19	0.12	0.09		0.17
Revolving credit	2.32		2.27	1.94	2.28		2.30
Residential mortgage	0.15		0.06	0.39	0.24		0.27
Other lending subsidiaries	2.07		2.20	2.08	1.43		3.04
Acquired from FDIC	0.10		4.19	0.13	0.92		0.67
Total loans and leases	0.34		0.39	0.48	0.41		0.56
Applicable ratios are annualized.
(1)				Past due performing TDRs are included in past due disclosures.
(2)				Nonperforming TDRs are included in nonaccrual loan disclosures.

16

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014
Selected Capital Information
Risk-based capital:	Basel III	Basel I
Common equity tier 1	$15,755	N/A	N/A	N/A	N/A
Tier 1	18,320	$17,840	$17,402	$16,984	$16,699
Total	21,649	21,381	21,281	20,270	20,154
Risk-weighted assets (1)	149,727	143,675	140,499	140,829	137,947
Average quarterly tangible assets	180,790	179,785	179,268	177,983	175,424
Risk-based capital ratios:
Common equity tier 1	10.5%	N/A	N/A	N/A	N/A
Tier 1	12.2	12.4%	12.4%	12.1%	12.1%
Total	14.5	14.9	15.1	14.4	14.6
Leverage capital ratio	10.1	9.9	9.7	9.5	9.5
Equity as a percentage of total assets	13.1	13.0	13.0	12.7	12.7
Common equity per common share	$30.48	$30.09	$29.98	$29.52	$28.98

Selected non-GAAP Capital Information (2)
Tangible common equity as a percentage of tangible assets	8.0%	8.0%	7.9%	7.7%	7.6%

Tangible common equity per common share	$20.13	$19.86	$19.71	$19.21	$18.73

Calculations of tangible common equity, tangible assets and related measures: (2)

Total shareholders' equity	$24,738	$24,377	$24,271	$23,931	$23,521
Less:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Noncontrolling interests	96	88	76	85	94
Intangible assets	7,480	7,374	7,396	7,420	7,370
Tangible common equity	$14,559	$14,312	$14,196	$13,823	$13,454

Total assets	$189,228	$186,834	$187,045	$188,043	$184,680
Less:
Intangible assets	7,480	7,374	7,396	7,420	7,370
Tangible assets	$181,748	$179,460	$179,649	$180,623	$177,310

Risk-weighted assets (1)	$149,727	$143,675	$140,499	$140,829	$137,947

Tangible common equity as a percentage of tangible assets	8.0%	8.0%	7.9%	7.7%	7.6%

Tangible common equity	$14,559	$14,312	$14,196	$13,823	$13,454

Outstanding shares at end of period (in thousands)	723,159	720,698	720,298	719,584	718,497

Tangible common equity per common share	$20.13	$19.86	$19.71	$19.21	$18.73
(1)	Risk-based capital, risk-weighted assets, leverage capital and related ratios for the first quarter of 2015 are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Prior period amounts and ratios were determined in accordance with Basel I.
(2)	Tangible common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
17

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

First Quarter 2015
None				N/A	N/A

Fourth Quarter 2014
Mortgage reserve adjustments	Loan-related expense			$(27)	$(17)
Franchise tax adjustment	Other expense			15	9
Allowance release related to loan sale	Provision for credit losses			24	15

Third Quarter 2014
Loss on early extinguishment of debt	Debt extinguishment charges			(122)	(76)
Allowance release related to loan sale	Provision for credit losses			42	26
Income tax adjustment	Provision for income taxes			N/A	50

Second Quarter 2014
FHA-insured mortgage loan reserve adjustment	Other expense			(85)	(53)
Mortgage loan indemnification reserve adjustment	Loan-related expense			(33)	(21)
Income tax adjustment	Provision for income taxes			N/A	(14)

First Quarter 2014
Reallocation of partnership profit rights	Noncontrolling interests			N/A	(16)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2015	2014	2014	2014	2014

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$(71)	$(105)	$(20)	$(56)	$(43)
MSRs hedge gains (losses)	81	123	23	60	45
Net	$10	$18	$3	$4	$2

Residential mortgage loan originations	$4,035	$3,888	$4,999	$4,710	$3,804

Residential mortgage servicing portfolio (1):
Loans serviced for others	89,192	90,230	89,936	88,595	88,239
Bank-owned loans serviced	31,887	32,027	33,490	34,154	33,703
Total servicing portfolio	121,079	122,257	123,426	122,749	121,942

Weighted-average coupon rate	4.18%	4.20%	4.21%	4.23%	4.23%
Weighted-average servicing fee	0.291	0.292	0.293	0.295	0.297

Selected Miscellaneous Information
Derivatives notional amount	$77,592	$72,321	$63,467	$61,504	$63,115
Fair value of derivatives, net	185	109	56	55	(67)
Accumulated other comprehensive income related to securities,
net of tax (2)	8	(99)	(220)	(179)	(204)

Common stock prices:
High	40.17	39.69	40.21	40.95	41.04
Low	34.95	34.50	35.86	36.38	36.28
End of period	38.99	38.89	37.21	39.43	40.17

Banking offices	1,875	1,839	1,842	1,844	1,824
ATMs	3,026	2,977	2,980	2,992	2,946
FTEs (3)	32,109	32,265	32,866	33,637	33,704

Impact of Retrospective Adoption of New Accounting Guidance for Affordable Housing Investments
Increase to other income	N/A	$35	$30	$42	$34
Increase to provision for income taxes	N/A	41	38	43	39
Increase (decrease) to net income	N/A	(6)	(8)	(1)	(5)

Cumulative impact to retained earnings	N/A	(49)	(43)	(35)	(34)

(1)	Amounts reported are unpaid principal balance.
(2)	Includes the impact of the FDIC loss sharing agreements on the acquired securities.
(3)	Represents a quarterly average.
18

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Efficiency and Fee Income Ratios (1)	2015	2014	2014	2014	2014
Efficiency ratio - GAAP	60.7%	58.3%	66.0%	65.6%	60.0%
Effect of securities gains (losses), net	―	―	(0.1)	―	―
Effect of merger-related and restructuring charges, net	(0.5)	(0.7)	(0.3)	(0.6)	(0.3)
Effect of mortgage loan indemnification reserves	―	―	―	(1.4)	―
Effect of mortgage reserve adjustments	―	(1.1)	―	―	―
Effect of loss on early extinguishment of debt	―	―	(5.1)	―	―
Effect of franchise tax adjustment	―	0.6	―	―	―
Effect of FDIC loss share accounting	(0.1)	(0.1)	(0.3)	(0.2)	(0.1)
Effect of foreclosed property expense	(0.6)	(0.4)	(0.5)	(0.4)	(0.4)
Effect of FHA-insured mortgage loan reserve adjustment	―	―	―	(3.6)	―
Effect of amortization of intangibles	(1.0)	(1.0)	(1.0)	(1.0)	(1.0)
Efficiency ratio - reported	58.5	55.6	58.7	58.4	58.2
Fee income ratio - GAAP	42.5%	42.7%	40.7%	41.0%	40.1%
Effect of securities gains (losses), net	―	―	0.1	―	―
Effect of FDIC loss share accounting	3.3	3.5	3.5	3.7	3.5
Fee income ratio - reported	45.8	46.2	44.3	44.7	43.6

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Return on Average Tangible Common Shareholders' Equity (2)	2015	2014	2014	2014	2014
Net income available to common shareholders	$488	$551	$512	$424	$496
Plus: Amortization of intangibles, net of tax	13	14	14	15	14
Tangible net income available to common shareholders	$501	$565	$526	$439	$510

Average common shareholders' equity	$21,883	$21,895	$21,471	$21,159	$20,579
Less: Average intangible assets	7,366	7,385	7,409	7,378	7,379
Average tangible common shareholders' equity	$14,517	$14,510	$14,062	$13,781	$13,200
Return on average tangible common shareholders' equity	14.00%	15.45%	14.83%	12.77%	15.68%
(1)	BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)	BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.

19